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                                                                   EXHIBIT 10.34



                  1990 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

                                       OF

                      THE PHOENIX RESOURCE COMPANIES, INC.

                           (EFFECTIVE APRIL 9, 1990)

                     AS AMENDED THROUGH SEPTEMBER 29, 1995

     (AMENDED TO REFLECT JANUARY 1995 & SEPTEMBER 1995 TWO-FOR-ONE SPLITS)

1.       Purpose of the Plan.

         This 1990 Nonemployee Director Stock Option Plan (the "Plan") is intended as an incentive to retain as independent directors on the Board of Directors of The Phoenix Resource Companies, Inc., a Delaware corporation (the "Company"), persons of training, experience and ability, to attract new directors whose services are considered unusually valuable, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options issued pursuant to this Plan will not be incentive stock options as that term is defined in Section 422A of the Internal Revenue Code.

2.       Administration of the Plan.

         The Plan shall be administered by the Board of Directors, which shall serve as the Stock Option Committee (the "Committee"). No member of the Committee shall have been eligible to participate in any plan of the Company or its affiliates other than this Plan which entitles participants to acquire stock, stock appreciation rights or stock options of the Company or its affiliates at any time within the preceding twelve (12) months. No member of the Committee shall be eligible to receive stock options under any other plan of the Company or its affiliates which entitles participants to acquire stock, stock appreciation rights or stock options of the Company or its affiliates while serving on the Committee, other than the options received under this Plan ("Options"). The Committee, exclusive of the Optionee (as defined below) with respect to such grant, shall have power, subject to the provisions of the Plan, to grant options under this Plan, determine the terms and provisions of respective option agreements (which need not be identical) and interpret the provisions and supervise the administration of the Plan. All decisions and selections made by the Company pursuant to the provisions of the Plan shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall have the authority to grant to all the holders of an outstanding Option in exchange for the surrender and cancellation of such Option, a new Option having a purchase price lower than provided in the Option so surrendered and cancelled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of this Plan. All Options granted under this Plan are subject to, and may not be exercised before, the approval of the Plan by the stockholders of the Company pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
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3.       Designation of Participants; Grant of Options.

         (a) Each director of the Company who is not otherwise an employee of the Company or of any Parent or Subsidiary ("Optionees") shall be granted Options as described in this Plan.

         (b) Each Optionee serving as a director of the Company immediately following the 1994 Annual Meeting of Stockholders shall automatically be granted Options to purchase 16,000 shares of Stock.

         (c) Each Optionee elected as a new member of the Board of Directors of the Company subsequent to the 1994 Annual Meeting of Stockholders shall automatically be granted Options to purchase 12,000 shares of Stock.

         (d) If at any time any Optionee owns Options to purchase less than 12,000 shares of Stock, then such Optionee shall automatically be granted Options covering a sufficient number of shares of Stock so that after such grant such Optionee would hold in the aggregate, including all Options previously granted to such Optionee that remain outstanding, Options covering 12,000 shares of Stock.

4.       Stock Reserved for the Plan.

         Subject to adjustment as provided in Paragraph 9 hereof, shares of Common Stock, par value $.001 per share ("Stock"), of the Company shall be subject to this Plan. The Stock subject to this Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, or any Parent or wholly-owned subsidiary of the Company. Initially, Three Hundred Thousand (300,000) shares of Stock shall be and are hereby reserved for such purpose. Any of such shares that may remain unsold and that are not subject to outstanding Options at the termination of this Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise or relinquishment in full, the shares theretofore subject to such Option may again be subjected to an Option under the Plan.

5.       Option Price.

         (a) The purchase price of each share subject to a nonqualified stock option under this Plan shall be the fair market value of each share on the date the Option is granted.

         (b) The fair market value of a share on a particular date shall be deemed to be (i) in the event the Stock is not listed on a stock exchange or traded in the over-the-counter market, the value determined in good faith by the Board of Directors of the Company, which determination shall be conclusive, (ii) in the event the Stock is listed on a national or regional stock exchange, the closing sales price per share of the Stock on such exchange on the date, or, if there shall have been no sale on that date, on the last preceding date on which such a sale or sales were so reported (the "Sale Date") or (iii) if the Stock is traded in the over-the-counter market, the mean between the highest closing bid and lowest closing asked price for the Stock as reported by the National Association of Securities Dealers Automated Quotation System on the Sale Date, or if not reported by such system,




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                 the mean between the closing bid and asked price on the Sale
                 Date as quoted by such quotation source as shall be designated by the Committee.

6.       Option Period.

         Options granted under this Plan shall terminate and be of no force and effect with respect to any shares not previously taken up by the Optionee upon the earliest to occur of the following: (a) the expiration of ten (10) years from the date of granting of each Option;
         (b) one year after the Optionee ceases to be a Director of the Company by reason of death or Disability (as hereinafter defined) of the Optionee; or (c) three (3) months after the Optionee ceases to be a Director of the Company for any reason other than death or Disability. For purposes of this Plan, Disability shall mean the inability of the Optionee for a period of six (6) months, or the expected inability of the Optionee for a period of six (6) months, substantially to perform his duties to the Company.

7.       Exercise of Options.

         (a) The Options granted hereunder shall not be exercisable by the Optionee until the completion of one year of service as a director of the Company following the date of grant of such Option, and at that time shall be exercisable as follows:

                 (i) Options to purchase 8,000 shares of Stock granted pursuant to the provisions of Paragraph 3(b) shall become exercisable one year following the date of grant thereof; Options to purchase 4,000 shares of Stock granted pursuant to the provisions of Paragraph 3(b) shall become exercisable two years following the date of grant thereof; and Options to purchase 4,000 shares of Stock granted pursuant to the provisions of Paragraph 3(b) shall become exercisable three years following the date of grant thereof.

                 (ii) One-third of the shares covered by Options to purchase Stock granted pursuant to the provisions of Paragraph 3(c) shall become exercisable one year following the date of grant thereof; an additional one- third of the shares covered by Options to purchase Stock granted pursuant to the provisions of Paragraph 3(c) shall become exercisable two years following the date of grant thereof; and the final one-third of the shares covered by Options to purchase Stock granted pursuant to the provisions of Paragraph 3(c) shall become exercisable three years following the date of grant thereof.

                 (iii) Options to purchase Stock pursuant to the provisions of Paragraph 3(d) shall become exercisable three years following the date of grant thereof.

          (b) Options may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

         (c) In the event of cessation of service as a Director of the Company for any reason other than death, Disability or Retirement (as hereinafter defined), Options may be exercised only with respect to the number of shares purchasable at the time of such cessation.





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         (d)     In the event of the death or Disability of the Optionee
                 following the date of grant and while in service as a Director of the Company, and while Options granted hereunder are still in force and unexpired under the terms of Paragraph 6 hereof, any unmatured installments of the Options shall be accelerated. Such acceleration shall be effective as of the date of death or Disability. The Options outstanding in the name of a deceased Optionee shall thereupon be exercisable in full without regard to any installment exercise provisions.

         (e) In the event the Optionee ceases his service as a Director of the Company because of his attainment of age seventy (70) or completion of ten (10) years of service as a Director ("Retirement") while Options granted hereunder are still in force and unexpired under the terms of Paragraph 6 hereof, any unmatured installments of the Options shall be accelerated as of the date of Retirement and the Option shall thereupon be exercisable in full without regard to any installment exercise provision.

         (f) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash, or at the option of the holder of such Option, in Stock theretofore owned by such holder (or any combination of cash and such Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment in Stock, such Stock shall be valued at its fair market value on the date of exercise in accordance with Paragraph 5(b) hereof. Any Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Company to such holders. The Company may make loans to the Optionees the proceeds of which will be used to exercise the Options granted pursuant to the Plan. Although the terms of any such loans will be determined on an individual basis, such loans will be secured by a lien on the Stock to be purchased by the Optionee and will bear interest at an interest rate to be determined on the date the loan is made that is sufficient to avoid the classification of the loan as a below-market loan under
                 Section 7872 of the Internal Revenue Code of 1986, as amended (the "Code").

8.       Relinquishment of Options; Assignability.

         (a) Options granted hereunder shall include a right of relinquishment as hereinafter provided by this Paragraph 8. Any Option granted under the Plan, and the option agreement evidencing such Option, shall provide:

                 (i) That the Optionee, or his heirs or other legal representatives to the extent entitled to exercise the Option under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the Option (to the extent exercisable as provided in (iv) hereinbelow) for a number of shares of Stock, to be determined as follows: The number of shares of Stock of the Company, if any, issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to: the Appreciated Value, multiplied by the excess of (A) the aggregate current market





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                          value of the shares of Stock covered by the Option or
                          the portion thereof so relinquished over (B) the aggregate purchase price for such shares specified in such Option (which excess is called the "Appreciated Value"), divided by the then-current market value per share of such Stock; and

                 (ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of the Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered, provided that, in the event the method described above for determining such date of election shall not be or remain consistent with provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Securities and Exchange Commission thereunder, as presently existing or as may be hereafter amended, which exempt from the operation of said Section 16(b) in whole or in part any election shall be determined by such other method consistent with said Section 16(b) or rules or regulations as the Committee shall in its discretion select and apply;

                 (iii) That the "current market value" of a share on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 5(b) hereof; and

                 (iv) That the Option, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company and (B) the holder of such Option pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

             (b) The Committee, in granting Options hereunder, shall have the power to amend any Options outstanding and option agreements evidencing such Options to include such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act in whole or in part of any such transaction involving such relinquishment. If an Option is relinquished, such Option shall be deemed to have been exercised to the extent of the number of shares of Stock covered by the Option or part thereof which is relinquished, and no further Options may be granted covering such shares of Stock.

             (c) Neither any Option nor any right to relinquish the same to the Company as contemplated by this Paragraph 8 shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

9.       Capital Change of the Company; Certain Corporate Transactions.

         (a) The existence of this Plan and Options granted hereunder shall not affect in any way the night or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of





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                 bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) The shares with respect to which Options may be granted hereunder are shares of the Stock of the Company as presently constituted. If, and whenever, prior to the delivery by the Company of all of the shares of the Stock that are subject to Options granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, a stock split, combination of shares or recapitalization or other increase or reduction of the number of shares of the Stock outstanding without receiving compensation therefor in money, services or property, the number of shares of Stock available under the Plan and the number of shares of Stock with respect to which Options granted hereunder may thereafter be exercised shall
                 (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share with respect to Options then issued and outstanding shall be proportionately reduced; and
                 (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share with respect to Options then issued and outstanding shall be proportionately increased.

         (c) Except as expressly provided herein, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options granted hereunder.

         (d) If the Company is reorganized, or merged or consolidated or party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation, or plan of exchange stockholders of the Company receive any shares of Stock or other securities or if the Company shall distribute ("Spin Off") securities of another corporation to its stockholders, there shall be substituted for the shares subject to the unexercised portions of outstanding Options an appropriate number of shares of (i) each class of stock or other securities which were distributed to the stockholders of the Company in respect of such shares in the case of a reorganization, merger, consolidation, or plan of exchange, or
                 (ii) in the case of a Spin Off, the securities distributed to stockholders of the Company together with shares of Stock, such number of shares or securities to be determined in accordance with the provisions of Section 425 of the Code (or other applicable provisions of the Code or regulations issued thereunder which may from time to time govern the treatment of incentive stock options in such a transaction). Notwithstanding the foregoing, any unmatured installments of the Options shall be accelerated and the Option shall be exercisable in full without regard to any installment exercise provision in the event of a Change of Control (as defined below).





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                 (i)      For purposes of this Plan, a Change of Control will
                          occur when

                          (A)     any "person," including a "group" as
                                  determined in accordance with Section
                                  13(d)(3) of the Exchange Act is, or becomes the beneficial owner, directly or indirectly, of securities of the Company representing a Control Percentage (as defined below) of the combined voting power of the then outstanding securities of the Company;

                          (B) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company, or any successor to the Company;

                          (C) the Company is merged or consolidated with another corporation and as a result of such merger or consolidation a Control Percentage of the outstanding voting securities of the surviving or resulting corporation shall no longer be owned in the aggregate by the stockholders of the Company on April 9, 1990, or their respective affiliates within the meaning of the Exchange Act;

                          (D) the Company transfers substantially all of its assets to another corporation that is not an affiliate of the Company.

                 (ii) The term "Control Percentage" shall mean at least 25% in the event the applicable securities are registered under the Exchange Act or at least 40% in the event the applicable securities are not registered under the Exchange Act.

10.      Purchase for Investment.

         Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.      Taxes.

         The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options granted under the Plan. In the event such provisions for withholding shall not be or remain consistent with provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Securities and Exchange Commission thereunder, as now existing or as may be hereafter amended, then provisions for withholding shall be determined by such other method consistent with the provisions of Section 16(b) or rules or regulations as the Committee shall select and apply.





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12.      Effective Date of Plan.

         The Plan shall be effective as of April 9, 1990.

13.      Amendments or Termination.

         The Board of Directors may amend, alter or discontinue the Plan, except that no amendment or alteration shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his consent, and except that no amendment or alteration shall be made which, without the approval of the stockholders, would:

       (a) Increase or decrease the number of shares subject to Option or the schedule of grants provided for in Paragraph 3; or

       (b)       Extend the option period provided for in Paragraph 6; or

       (c) Materially increase the benefits accruing to Optionees under the Plan; or

       (d) Materially modify the requirements as to eligibility for participation in the Plan.

14.      Government Regulations.

         The Plan, and the granting and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.


                                        THE PHOENIX RESOURCE COMPANIES, INC.





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